Exhibit 10.11


                         GULF ISLAND FABRICATION, INC.
               NAMED EXECUTIVE OFFICER and DIRECTOR COMPENSATION
                      For the year ended December 31, 2006


Named Executive Officer Compensation

The following table lists the salary and bonus to be paid to each of the following executive officers for the year ended December 31, 2006.

                                                                      Annual
                                                                  Compensation
                                                                      Bonus
Name and Principal Position                  Year      Salary      Percentage
------------------------------             -------   ----------- ---------------
Kerry J. Chauvin                             2006    $   405,000  1.00%  (a)
  Chairman of the Board, President
   and Chief Executive Officer


Kirk J. Meche                                2006     $  205,000  0.45%  (a)
  Executive Vice-President-Operations
   President and Chief Executive Officer of
   Gulf Marine Fabricators
    (fabrication subsidiary)

Murphy A. Bourke                             2006     $  198,000  0.40%  (a)
  Executive Vice-President-Marketing

Joseph P. Gallagher, III                     2006     $  175,000  0.40%  (a)
  Vice-President-Finance, Chief
   Financial Officer and Treasurer


William G. Blanchard                         2006     $  140,000  0.10%  (a)
  President and Chief Executive Officer
   of Gulf Island, L.L.C.                                         0.12%  (b)
     (fabrication subsidiary)

(a) Each executive officer's bonus will be equal to the specified percentage of the Company's consolidated income before tax and before deduction of the executive bonuses.

(b) Mr. Blanchard will receive an additional bonus equal to the specified percentage of Gulf Island, L.L.C.'s separate income before tax and before deduction of this bonus.


Director Compensation

In 2006, each non-employee director, except the Chairman of the Audit Committee and the Financial Expert, will receive an annual fee of $18,000 for his services as a director, a fee of $1,500 for each Board or committee meeting attended in person, and a fee of $1,000 for each board or committee meeting in which the director participates via telephone conference call. The Chairman of the Audit Committee and the Financial Expert will receive an annual fee of $20,000 with the same attendance fees as the other non-employee directors.